1Q 2018 SUPPLEMENTAL FINANCIAL INFORMATION February 9, 2018 BRT APARTMENTS CORP. 60 Cutter Mill Rd., Great Neck, NY 11021

Forward Looking Statements The information set forth herein contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information included herein that is not historical fact is subject to a number of risks and uncertainties, depending upon the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), and actual results realized by the Company could differ materially from the forward-looking information included herein. Existing and prospective investors are cautioned not to place undue reliance on this forward-looking information, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. The Company recommends that existing and prospective investors review the information set forth in its Annual Report on Form 10-K filed contemporaneously herewith. Our fiscal year ends on September 30 and unless otherwise indicated or the context otherwise requires, all references to a quarter or year refer to the applicable fiscal quarter or year.

Table of Contents Table of Contents Page Number Financial Highlights 1 Operating Results 2 Funds From Operations 3 Consolidated Balance Sheets 4 Portfolio Data by State 5 Same Store Comparison (First Quarter) 6 Multi-Family Acquisitions and Dispositions 7 Debt Analysis 8 Non-GAAP Financial Measures, Definitions, and Reconciliations 9-10 Portfolio Table 11

BRT APARTMENTS

Financial Highlights

	December 31,		As of September 30,		
	2017	2016	2017	2016	2015
Market Information					
Market capitalization	$ 165,324,544	$ 110,077,118	$ 150,320,535	$ 111,190,680	$ 99,976,487
Shares outstanding	14,022,438	13,898,626	14,022,438	13,898,835	14,101,056
Closing share price	$ 11.79	$ 7.92	$ 10.72	$ 8.00	$ 7.09
Quarterly dividend declared per share	$ 0.18	$ -	$ -	$ -	$ -
Portfolio					
Multi-family properties owned	34	30	33	33	28
Units	9,684 (2)	8,624	9,568	9,420	8,300
Average occupancy (1)	93.7 %	93.0 %	93.8 %	92.8 %	94.5 %
Average monthly rental revenue per occupied unit (1)	$967	$863	$933	$852	$810

	Quarter ended December 31,		Year ended September 30,		
	2017 (Unaudited)	2016 (Unaudited)	2017	2016	2015
Per Share Data					
Earnings per share (basic) (3)	$ 0.45	$ 1.13	$ 0.97	$ 2.23	$ (0.17)
Earnings per share (diluted) (3)	$ 0.45	$ 1.13	$ 0.97	$ 2.23	$ (0.17)
FFO per share of common stock (4)	$ 0.20	$ 0.14	$ 0.67	$ 0.47	$ 0.24
AFFO per share of common stock (4)	$ 0.26	$ 0.21	$ 0.88	$ 0.78	$ 0.36

(1) Average includes stabilized properties and, for the quarter ended December 31, 2017, excludes Retreat at Cinco Ranch due to damage suffered from Hurricane Harvey.

(2) Includes 445 units at two properties engaged in lease-up activities and 402 units at a property under development.

(3) See note 1 on page 2 with respect to the capitalization of property acquisition costs.

(4) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, on page 3, and the definitions of such terms at page 10.

1

Operating Results (dollars in thousands, except per share amounts) 2 2017 (Unaudited) 2016 (Unaudited) 2017 2016 2015 Revenues Rental and other revenue from real estate properties 28,162$ 25,029$ 104,477$ 95,202$ 77,023$ Other income 187 611 1,294 3,319 72 Total revenues 28,349 25,640 105,771 98,521 77,095 Expenses Real estate operating expenses 13,347 12,446 51,279 47,519 38,609 Interest expense 7,980 6,687 28,171 23,878 19,297 Advisor's fees, related party - - - 693 2,448 Property acquisition costs (1) - - - 3,852 1,885 General and administrative 2,303 2,597 9,396 8,536 6,683 Depreciation 8,648 6,297 30,491 23,180 18,454 Total expenses 32,278 28,027 119,337 107,658 87,376 Total revenues less total expenses (3,929) (2,387) (13,566) (9,137) (10,281) Equity in loss of unconsolidated joint ventures (25) - (384) - - Gain on sale of real estate 12,519 35,838 52,601 46,477 15,005 Gain on sale of partnership interest - - - 386 - Loss on extinguishment of debt (257) (799) (1,463) (4,547) - Income from continuing operations 8,308 32,652 37,188 33,179 4,724 Provision for taxes 106 350 1,560 700 - Income from continuing operations, net of taxes 8,202 32,302 35,628 32,479 4,724 Discontinued operations: Loss from discontinued operations - - - (2,788) (6,329) Gain on sale of partnership interest - - - 15,467 - Income (loss) from discontinued operations - - - 12,679 (6,329) Net income (loss) 8,202 32,302 35,628 45,158 (1,605) Net income attributable to non-controlling interests (1,851) (16,532) (22,028) (13,869) (783) Net income (loss) attributable to common stockholders 6,351$ 15,770$ 13,600$ 31,289$ (2,388)$ Per share amounts attributable to common stockholders: Basic 0.45$ 1.13$ 0.97$ 2.23$ (0.17)$ Diluted 0.45$ 1.13$ 0.97$ 2.23$ (0.17)$ Weighted average number of shares of common stock outstanding: Basic 14,022,438 13,898,626 13,993,638 14,017,279 14,133,352 Diluted 14,222,438 13,898,626 14,018,843 14,017,279 14,133,352 Quarter ended December 31, Year ended September 30, (1) Effective with the quarter ended December 31, 2016, BRT capitalizes property acquisition costs in accordance with ASU 2017-01, Business Combinations: Clarifying the Definition of a Business.

Funds From Operations (dollars in thousands, except per share amounts) 3 2017 (Unaudited) 2016 (Unaudited) 2017 2016 2015 GAAP Net income (loss) attributable to common stockholders 6,351$ 15,770$ 13,600$ 31,289$ (2,388)$ Add: depreciation of properties 8,648 6,297 30,491 24,329 20,681 Add: our share of depreciation in unconsoliated joint ventures 217 83 737 20 20 Add: amortization of deferred leasing costs - - - 15 71 Deduct: gain on sales of real estate and partnership interests (12,519) (35,838) (52,601) (62,329) (15,005) Adjustment for non-controlling interest 190 15,574 17,122 13,319 221 Funds from operations (FFO) attributable to 2,887$ 1,886$ 9,349$ 6,643$ 3,600$ common stockholders Adjust for straight line rent accruals (10) (22) (56) (200) (411) Add: loss on extinguishment of debt 257 799 1,463 4,547 - Add: amortization of restricted stock and RSU expense 315 324 1,218 1,005 906 Add: amortization of deferred mortgage costs 359 301 1,244 1,645 2,242 Adjustment for non-controlling interest (127) (425) (920) (2,729) (703) Adjusted funds from operations (AFFO) 3,681$ 2,863$ 12,298$ 10,911$ 5,634$ attributable to common stockholders Per share data GAAP Net income (loss) attributable to common stockholders 0.45$ 1.13$ 0.97$ 2.23$ (0.17)$ Add: depreciation of properties 0.59 0.46 2.18 1.74 1.46 Add: our share of depreciation in unconsoliated joint ventures 0.02 0.01 0.05 - - Add: amortization of deferred leasing costs - - - Deduct: gain on sales of real estate and partnership interests (0.88) (2.58) (3.75) (4.45) (1.07) Adjustment for non-controlling interest 0.02 1.12 1.22 0.95 0.02 Funds from operations (FFO) attributable to 0.20$ 0.14$ 0.67$ 0.47$ 0.24$ common stockholders Adjust for straight line rent accruals - - - (0.01) (0.04) Add: loss on exti guishment of debt 0.02 0.06 0.10 0.32 - Add: amortization of restricted stock and RSU expense 0.02 0.02 0.09 0.07 0.07 Add: amortization of deferred mortgage costs 0.03 0.02 0.09 0.12 0.16 Adjustment for non-controlling interest (0.01) (0.03) (0.07) (0.19) (0.07) Adjusted funds from operations (AFFO) 0.26$ 0.21$ 0.88$ 0.78$ 0.36$ attributable to common stockholders Quarter Ended December 31, Year ended September 30,

Consolidated Balance Sheets (amounts in thousands) 4 At December 31, 2017 2017 2016 2015 Assets Real estate properties, net of accumulated depreciation 931,996$ 902,281$ 759,576$ 591,727$ Real estate loan 5,350 5,500 19,500 - Cash and cash equivalents 13,687 12,383 27,399 15,556 Restricted cash 8,074 6,151 7,383 6,518 Deposits and escrows 23,630 27,839 18,972 12,782 Investment in unconsolidated joint ventures 21,115 21,415 298 - Other assets 8,933 9,359 7,775 6,882 Assets of discontinued operations - - - 163,545 Real estate properties held for sale - 8,969 33,996 23,859 Total Assets 1,012,785$ 993,897$ 874,899$ 820,869$ Liabilities and equity Liabilities Mortgage payable, net of deferred costs 712,061$ 697,826$ 588,457$ 451,159$ Junior subordinated notes, net of deferred costs 37,023 37,018 36,998 36,978 Accounts payable and accrued liabilities 20,354 22,348 20,716 14,780 Liabilities of discontinued operations - - - 138,530 Mortgage payable held for sale - - 27,052 19,248 Total liabilities 769,438 757,192 673,223 660,695 Equity 133 133 - - Shares of beneficial interest, $3 per value - - 39,696 40,285 Additional paid in capital 202,225 201,910 161,321 161,842 Accumulated other comprehensive income (loss) 1,346 1,000 (1,602) (58) Accumulated deficit (33,292) (37,047) (48,125) (79,414) Total BRT Apartments Corp. stockholders' equity 170,412 165,996 151,290 122,655 Non-co trolling interests 72,935 70,709 50,386 37,519 Total Equity 243,347 236,705 201,676 160,174 Total Liabilities and Equity 1,012,785$ 993,897$ 874,899$ 820,869$ Common Stock, $.01 par value, 300,000 shares authorized; 13,336 shares issued at June 30, 2017 At September 30,

Portfolio Data by State

(dollars in thousands, except monthly rent amounts)

Quarter Ended December 31, 2017

	Units (1)	Revenues	Expenses	NOI (2)	% of NOI Contribution	Average Occupancy (3)	Weighted Average Monthly Rent per Occupied Unit (3)
Texas	2,815	$ 8,404	$ 4,685	$ 3,719	25%	92.1%	$ 1,007
Florida	1,060	4,027 (4)	1,778 (4)	2,249	15%	93.7%	1,144
Alabama	1,030	2,164	1,049	1,114	8%	93.3%	742
Georgia	959	2,896	1,245	1,651	11%	94.3%	950
Mississippi	776	2,124	724	1,400	9%	96.7%	877
Missouri	775	2,664	1,282	1,381	9%	91.9%	1,006
South Carolina	683	1,941	891	1,050	7%	91.4%	1,007
Indiana	400	913	540	373	3%	96.2%	689
Tennessee	300	1,047	406	641	4%	98.9%	1,109
Ohio	264	693	300	393	3%	98.2%	820
Virginia	220	898	316	582	4%	93.2%	1,275
Other	-	391	130	261	2%	N/A	N/A
Totals	**9,282**	**$ 28,162**	**$ 13,347**	**$ 14,815**	**100%**	**93.7%**	**$ 967**

(1) Excludes 402 units under development in West Nashville, TN and, only with respect to the number of units, the Melbourne, FL property with 208 units sold during the three months ended December 31, 2017.

(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 10 and the definition at page 10.

(3) Excludes properties that are not stabilized and Retreat at Cinco Ranch.

(4) Includes $207 and $110 in revenues and expenses, respectively, relating to properties sold during the three months ended December 31, 2017.

5

BRT APARTMENTS

Same Store Comparisons
First Quarter
2018 and 2017

(dollars in thousands, except monthly rent amounts)

Quarter ended December 31, 2017		Revenues			Property Operating Expenses			NOI (2)		
	Units	Q1 2018	Q1 2017	Growth	Q1 2018	Q1 2017	Growth	Q1 2018	Q1 2017	Growth
Texas (1)	1,918	$ 5,607	$ 5,324	5.3%	$ 3,287	$ 3,038	8.2%	$ 2,320	$ 2,286	1.5%
Florida	818	3,106	3,119	(0.4%)	1,358	1,567	(13.3%)	1,748	1,551	12.7%
Alabama	826	2,026	1,987	2.0%	995	1,032	(3.5%)	1,031	955	7.9%
Georgia	959	2,896	2,729	6.1%	1,245	1,317	(5.5%)	1,651	1,412	17.0%
Missouri	420	1,092	1,005	8.6%	640	402	59.1%	452	603	(25.1%)
South Carolina	412	1,272	1,297	(1.9%)	707	698	1.3%	565	599	(5.7%)
Indiana	400	913	807	13.1%	540	488	10.8%	373	319	16.8%
Mississippi	776	2,124	2,060	3.1%	724	796	(9.0%)	1,400	1,264	10.8%
Tennessee	300	1,047	1,014	3.3%	406	385	5.6%	641	629	1.9%
Ohio	264	693	637	8.7%	300	307	(2.3%)	393	330	18.9%
Totals	**7,093**	**$ 20,776**	**$ 19,979**	**4.0%**	**$ 10,202**	**$ 10,030**	**1.7%**	**$ 10,574**	**$ 9,949**	**6.3%**

Quarter ended December 31, 2017	Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	Q1 2018	Q1 2017	Growth	Q1 2018	Q1 2017	Growth
Texas (1)	93.5%	90.3%	3.5%	$ 931	$ 910	2.4%
Florida	93.2%	94.4%	(1.3%)	1,235	1,218	1.4%
Alabama	93.2%	95.7%	(2.7%)	745	733	1.5%
Georgia	94.3%	94.0%	0.4%	950	915	3.8%
Missouri	93.5%	90.5%	3.3%	771	824	(6.4%)
South Carolina	91.4%	94.1%	(2.9%)	1,007	997	1.0%
Indiana	96.2%	87.8%	9.6%	689	646	6.6%
Mississippi	96.7%	97.2%	(0.5%)	877	854	2.7%
Tennessee	98.9%	97.9%	1.0%	1,109	1,079	2.8%
Ohio	98.2%	96.2%	2.1%	820	769	6.7%
Totals	**93.3%**	**94.1%**	**(0.9%)**	**$ 925**	**$ 907**	**2.0%**

(1) Excludes Retreat at Cinco Ranch in Katy, TX that suffered significant damage as a result of Hurricane Harvey.

(2) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy, increases in real estate taxes, and/or increases in insurance.

6

Multi-Family Acquisitions and Dispositions
Quarter Ended
December 31, 2017

(dollars in thousands)

Acquisitions

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Madison, AL	12/7/2017	204	$ 18,420	$ 15,000	$ 4,456	80.0%	$ 247
Boerne, TX	12/14/2017	120	11,500 (1)	9,200	3,780	80.0%	239
		324	$ 29,920	$ 24,200	$ 8,236		$ 486

Acquisitions Subsequent to December 31, 2017

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Ocoee, FL	2/7/2018	522	$ 71,347	$ 53,060	$ 12,370	$ 1	$ 1,049

Dispositions

Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT Portion of Gain on Sale (2)	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Melbourne, FL	10/25/2017	208	$ 22,250	$ 12,519	$ 10,015	$ 260	$ 200

Dispositions Subsequent to December 31, 2017

Location	Sale Date	No. of Units	Sales Price	Estimated Gain	BRT Portion of Estimated Gain (3)	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Palm Beach Gardens, FL	2/5/2018	542	$ 97,200	$ 41,800	$ 21,300	$ 594	$ 304

(1) Includes $500,000 for the acquisition of a land parcel adjacent to the property.
(2) BRT's gain equals the property gain of $12,519 less the non-controlling interest of $2,504.
(3) BRT's estimated gain equals the property gain of $41,800 less the non-controlling interest of $20,500.

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BRT APARTMENTS

Debt Analysis
As of December 31, 2017
(in thousands, except property data amounts)

Mortgage Debt

Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2018	$ 33,503	$ 4,503	$ 29,000	5%	3.99%
2019	51,011	6,335	44,676	7%	3.83%
2020	62,145	6,804	55,341	9%	3.36%
2021	22,386	8,384	14,002	2%	4.29%
2022	40,593	8,521	32,072	5%	4.40%
Thereafter	508,643	40,907	467,736	73%	4.18%
Total	$ 718,281	$ 75,454	$ 642,827	100%	

Weighted Average Remaining Term to Maturity	6.9 years
Weighted Average Interest Rate	4.07%
Debt Service Coverage Ratio (2)	1.42

(1) Is based on balloon payments at maturity
(2) See definition of Debt Service Coverage Ratio on page 11

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (*i.e,* 3.17% at 12/31/2017)
Maturity	April 30, 2036

8

NON-GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) 9 We define NOI as total property revenues less total property operating expenses. Property operating expenses exclude, among other things, depreciation and interest expense on the related property. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: 2017 (Unaudited) 2016 (Unaudited) GAAP Net income attributable to common stockholders 6,351$ 15,770$ Less: Other Income (187) (611) A d: Interest xpense 7,980 6,687 G ral a administrative 2,303 2,597 Depreciation 8,648 6,297 Less: Gain on sale of real estate (12,519) (35,838) Add: Loss on extinguishment of debt 257 799 Equity in loss of unconsolidated joint ventures 25 - Provision for taxes 106 350 Add: Net income attributable to non-controlling interests 1,851 16,532 Net Operating Income 14,815$ 12,583$ Quarter ended December 31,

NON-GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) 10 Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense and amortization of deferred mortgage costs. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Debt Service Coverage Ratio Debt service coverage ratio is net operating income ("NOI") divided by total debt service. Total Debt Service Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Stabilized Properties Stabilized properties include all our consolidated properties, other than those in lease-up or development, and for the 2018 quarter, also excludes a Katy, Texas property that was damaged by Hurricane Harvey. Same Store Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared.

Portfolio Table

As of 2/9/2018

Property	City	State	Year Built	Property Age	No. of Units	Q1 2018 Avg. Occupancy	Q1 2018 Avg Rent per Occ. Unit	% Ownership
Silvana Oaks	North Charleston	SC	2010	9	208	97%	1,134	100%
Avondale Station	Decatur	GA	1950	69	212	98%	1,023	100%
Stonecrossing	Houston	TX	1978	41	240	94%	877	91%
Pathway	Houston	TX	1979	40	144	93%	900	91%
Brixworth at Bridgestreet	Huntsville	AL	1985	34	208	96%	725	80%
Newbridge Commons	Columbus	OH	1999	20	264	98%	820	100%
Waterside at Castleton	Indianapolis	IN	1983	36	400	96%	689	80%
Crossings of Bellevue	Nashville	TN	1985	34	300	99%	1,109	80%
Kendall Manor	Houston	TX	1981	38	272	92%	835	80%
Avalon	Pensacola	FL	2008	11	276	89%	992	98%
Apartments at Venue	Valley	AL	2008/2009	11	618	92%	752	61%
Parkway Grande	San Marcos	TX	2014	5	192	93%	1,061	80%
Cedar Lakes	Lake St. Louis	MO	1985	34	420	94%	771	80%
Factory at Garco	North Charleston	SC	2017	2	271	79%	973	65%
Woodland Trails	LaGrange	GA	2010	9	236	96%	904	100%
Retreat at Cinco Ranch	Katy	TX	2008	11	268	58%	1,460	75%
Grove at River Place	Macon	GA	1988	31	240	94%	705	80%
Civic Center 1	Southaven	MS	2002	17	392	97%	854	60%
Verandas at Shavano Park	San Antonio	TX	2014	5	288	96%	992	65%
Chatham Court and Reflections	Dallas	TX	1986	33	494	93%	906	50%
Waters Edge at Harbison	Columbia	SC	1996	23	204	86%	862	80%
Pointe at Lenox Park	Atlanta	GA	1989	30	271	92%	1,152	74%
Civic Center 2	Southaven	MS	2005	14	384	97%	899	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	4	288	94%	975	72%
Kilburn Crossing	Fredericksburg	VA	2005	14	220	93%	1,275	80%
OPOP Towers	St. Louis	MO	2014	5	128	89%	1,637	76%
OPOP Lofts	St. Louis	MO	2014	5	53	86%	1,454	76%
Vanguard Heights	Creve Coeur	MO	2016	3	174	79%	1,694	78%
Mercer Crossing	Dallas	TX	2014/2016	5	509	87%	1,321	50%
Jackson Square	Tallahassee	FL	1996	23	242	95%	964	80%
Magnolia Pointe	Madison	AL	1991	28	204	95%	709	80%
Woodland Apartments	Boerne	TX	2007	12	120	92%	870	80%
The Avenue	Ocoee	FL	1998	21	522	N/A	N/A	50%
Total/Weighted Average				20.7	9,262			
Development Projects								
Bell's Bluff	Nashville	TN	N/A	N/A	402	N/A	N/A	58%
Total (Including Development Projects)					9,664			

Unconsolidated Joint Ventures	City	State	Year Built	Property Age	No. of Units	% Ownership
Canalside Sola (1)	Columbia	SC	N/A	N/A	338	46%
Canalside Lofts	Columbia	SC	2008/2013	11	374	32%
Gateway Oaks	Forney	TX	2016	3	313	50%
Total					1,025	

(1) Development project

11